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                                                                    EXHIBIT 10.1


                                AMENDMENT NO. 1
                                     TO THE
                             GENESEE & WYOMING INC.
                    STOCK OPTION PLAN FOR OUTSIDE DIRECTORS

                            EFFECTIVE JULY 25, 1997


    WHEREAS, Genesee & Wyoming Inc., a Delaware corporation (the "Company"), has established the Genesee & Wyoming Inc. Stock Option Plan for Outside Directors (the "Plan"); and

    WHEREAS, deeming it appropriate and advisable so to do, and pursuant to
Section 14 of the Plan, the Board of Directors of the Company has authorized, approved and adopted the amendment to the Plan set forth herein;

    NOW, THEREFORE, the Plan is hereby amended, effective July 25, 1997, as set forth below:

        1. The last sentence of Section "4(a) GRANT DATES; NUMBER OF SHARES." of the Plan is hereby amended to provide in its entirety as follows (with the remainder of said Sec tion 4(a) being unchanged and unaffected by this Amendment and continuing in full force and effect):

        "On the first anniversary and the second anniversary of the date he first became a Participating Director (each, a `Grant Date'), each New Director in office on such date shall automatically be granted an Option to purchase 1,000 Shares; provided, however that no Option shall be granted on any such Grant Date unless the Company's net income, after taxes, for the then most recently completed fiscal year, as shown on the Company's audited financial statements for that fiscal year, exceeds by at least 10 percent the Company's net income, after taxes, for the immediately preceding fiscal year."

        2. Except as amended hereby, the Plan shall remain in full force and effect in accordance with its terms.


    THIS AMENDMENT NO. 1 TO THE GENESEE & WYOMING INC. STOCK OPTION PLAN FOR OUT SIDE DIRECTORS WAS AUTHORIZED, APPROVED AND ADOPTED BY THE BOARD OF DIRECTORS OF THE COMPANY ON JULY 25, 1997.


                                     /S/ JAMES B. GRAY, JR.
                                     ----------------------
                                     JAMES B. GRAY, JR., SECRETARY